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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 11, 2000




                              perfumania.com, inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Florida                    001-15311               65-0884688
------------------------------        ------------          -------------------
        (State or other               (Commission              (IRS Employer
Jurisdiction of Incorporation)        File Number)          Identification No.)


     11701 NW 101st Street, Miami, FL                               33178
 ----------------------------------------                        ---------
 (Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (305) 889-1600
                                                           --------------



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Item 1. CHANGE IN CONTROL OF REGISTRANT.

         On December 10, 1999, Perfumania, Inc. ("PFI"), the majority shareholder of perfumania.com, inc. (the "Company"), entered into an option agreement, which was amended on December 20, 1999 (the "Option Agreement"), with Alta Limited, a corporation organized under the laws of the Jersey Channel Islands ("Alta") and Wainwright Facilities Corporation, a Delaware corporation ("WFC"). Pursuant to the Option Agreement, PFI granted to Alta, WFC and their permitted assignees (collectively, the "Optionees"), (i) an option to purchase from PFI 2,000,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock") at a price of $6.00 per share on or prior to January 15, 2000 (the "First Option") and (ii) an option to purchase from PFI, 500,000 shares of the Company's Common Stock at a price of $8.00 per share on or prior to December 31, 2000, subject to certain conditions, including exercise of the First Option (the "Second Option"). In addition, Alta was granted the right, upon exercise of the First Option, to appoint a majority of the members of the Company's Board of Directors, subject to compliance with Section 14(f) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14f-1 under the Exchange Act.

         On January 11, 2000 (the "Closing Date"), the First Option was exercised. Rachmil Lekach, Daniel Manella and Daniel Sawicki, directors of the Company, resigned their positions effective the Closing Date, and Ilia Lekach resigned as director effective ten days from the date the Company files with the Securities and Exchange Commission (the "SEC") and mails to shareholders of record, an Information Statement pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 under the Exchange Act (the "Effective Date"). Two designees of Alta, Sunny C. Vanderbeck and Dean M. Willard were appointed to the Company's Board of Directors effective on the Closing Date and four additional designees of Alta, Thomas Carmody, Garrick M. Hileman, William J. Patch and Alan E. Rudd were appointed to the Company's Board of Directors, such appointment to become effective on the Effective Date in accordance with the requirements of Section 14(f) of the Exchange Act and Rule 14f-1 under the Exchange Act.

         In addition, on the Closing Date, Rachmil Lekach resigned as the Company's President and Chief Executive Officer and William J. Patch was appointed as the Company's President and Chief Operating Officer. Michael E. Amideo, who served as the Company's Chief Financial Officer, Chief Operating Officer and a director, will continue to serve as Chief Financial Officer, Secretary and a director. As a result of the foregoing, a change in control of the Company has taken place.

         The Second Option, conditioned upon the exercise of the First Option, provides the Optionees with the right to purchase 500,000 shares of Common Stock of the Company from PFI at a price of $8.00 per share on or prior to the earlier to occur of (x) December 31, 2000 or (y) any of the following events: (i) approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to



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such reorganization, merger, consolidation or other transaction, (ii) a liquidation or dissolution of the Company, (iii) the sale of all or substantially all of the assets of the Company, whether in a single transaction or a series of transactions, (iv) individuals who constitute the Board of Directors of the Company following the Effective Date who are nominees of Alta cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any person becoming a director subsequent to the Effective Date whose election, or nomination for election, by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Board of Directors of the Company (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election context relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be considered as though such person were a nominee member of the Board of Directors of the Company subsequent to the Effective Date, or (v) the acquisition by any person, entity or "group" (other than Alta), within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of more than 50% of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, (2) any person, entity or "group" that as of December 10, 1999 owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company or its Subsidiaries.

         The Option Agreement also provides that following the exercise of the First Option and as long as PFI owns at least 5% of the outstanding shares of Common Stock of the Company, until December 31, 2000, unless otherwise required by law, at any meeting of the shareholders of the Company called to vote upon any matter or at any adjournment thereof or in any other circumstance upon which a vote, consent or other approval (including by written consent) is sought from the shareholders of the Company with respect to (i) a proposed business combination between the Company and Biz2Net, Inc. ("Biz2Net") or a newly formed Delaware corporation for the purpose and effect of changing the state of incorporation of the Company, (ii) eliminating the applicability of any state law anti-takeover provisions to the Company in general or to any shares of Common Stock of the Company (regardless as to whether such shares of Common Stock of the Company were purchased prior to December 11, 1999), and/or (iii) the acquisition of Biz2Net by the Company and the issuance of shares of Common Stock of the Company in connection with such business combination, PFI shall grant a proxy to Alta to vote all of PFI's shares of Common Stock (including any shares of Common Stock issued upon exercise of the Second Option) in favor of each of the foregoing, provided, however, that PFI shall not be required to grant such a proxy in connection with a proposed merger with Biz2Net if such transaction is not materially on the following terms: the consideration paid to Biz2Net shareholders shall be not more than 4,000,000 shares of Common Stock of the Company and the transaction will be subject to standard terms and conditions for agreements of its type and size (including the delivery of a fairness opinion to the shareholders of the Company from a nationally recognized investment bank).



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         Following is a list of the names of the holders of more than 5% of the
Company's issued and outstanding Common Stock, as of January 21, 2000.


                                                                    NUMBER OF SHARES            PERCENT OF CLASS
NAME                                                              BENEFICIALLY OWNED(1)            OUTSTANDING
----                                                              ---------------------         -----------------
  Ilia Lekach                                                          2,200,000(2)                  29.3%

  Perfumania, Inc                                                      2,000,000                     26.6%

  Alta Limited                                                         1,833,400(3)                  24.4%

  Dominion Income Management Corp. (4)                                 1,239,000(4)                  16.5%

  Dominion Income Management Corp Profit Sharing Plan (4)                800,000(4)                  10.6%

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         (1)      Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock listed, which include shares of Common Stock that such persons have the right to acquire within 60 days.

         (2) Represents 2,000,000 shares of Common Stock owned by PFI and 200,000 shares of Common Stock issuable under the Company's stock options.

         (3) Represents 1,745,900 shares of Common Stock owned by Alta Limited and 87,500 shares of Common Stock exercisable under the Second Option.

         (4) According to the Schedule 13D filed by such parties, they may be deemed to be affiliates of each other. Pursuant to Section
                  607.0902 of the Florida Statutes, these shares will not have voting rights until granted by a vote of the Company's shareholders.




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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         perfumania.com, inc.



Date: January 24, 2000                   By: /s/  William J. Patch
                                             ----------------------------------
                                                  William J. Patch, President








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